Discontinued operations - Net Loss from Discontinued Operations (Details) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Discontinued Operations [Abstract]
Product and service revenues	$ 0	$ 262
Cost of product and service revenues	0	223
Gross margin	0	39
Total operating income (expenses)	164	(2,115)
Finance income and other	0	0
Gain (loss) on sale of assets	0	168
Net income (loss) from discontinued operations	$ 164	$ (1,908)